UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 28, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 28, 2007, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offering of $250,000,000 aggregate principal amount of 5.50% Senior Notes due September 28, 2012 (the “Notes”), pursuant to an Underwriting Agreement dated September 25, 2007 (the “Underwriting Agreement”) by and among Funding, the Corporation, and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for several underwriters. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1. The Notes were issued on September 28, 2007 pursuant to a Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01), initially filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2007 and effective immediately upon filing (the “Registration Statement”). A Preliminary Prospectus Supplement and a Final Prospectus Supplement relating to the Notes were both filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act on September 25, 2007 and September 26, 2007, respectively. A free writing prospectus relating to the Notes was filed with the SEC on September 25, 2007 pursuant to Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”). The form of the Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the related Guarantee for the Notes is attached to this Current Report on Form 8-K as Exhibit 4.2.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement dated September 25, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters

4.1	Form of 5.50% Senior Notes due 2012

4.2	Form of Guarantee related to the 5.50% Senior Notes due 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: October 1, 2007	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement dated September 25, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters	Filed herewith.

4.1	Form of 5.50% Senior Notes due 2012	Filed herewith.

4.2	Form of Guarantee related to the 5.50% Senior Notes due 2012	Filed herewith.